                                                                    Exhibit 99.2




May 10, 2001

Hugh Ward
Office of the United States Trustee
Curtis Center, Suite 950 West
601 Walnut Street
Philadelphia, Pennsylvania 19106

Dear Mr. Ward:

         RE:      MONTHLY OPERATING REPORT
                  DICTAPHONE CORPORATION
                  CASE NO. 00-4397 (JHW)
                  DISTRICT OF DELAWARE

         Enclosed is the Monthly Operating Report of Dictaphone Corporation for the period of January 1, 2001 through January 31, 2001.

         Please contact me with any questions or comments.

Yours truly,

DICTAPHONE CORPORATION


/s/ Tim Ledwick
-------------------------------------
Tim Ledwick
Chief Financial Officer
Lernout & Hauspie Speech Products N.V.

cc:      Clerk of the Bankruptcy Court
         Philippe Bodson                             Lernout & Hauspie Speech Products N.V.
         Thomas Denys                                Lernout & Hauspie Speech Products N.V.
         Luc A. Despins                              Milbank, Tweed, Hadley & McCloy LLP
         Allan S. Brilliant                          Milbank, Tweed, Hadley & McCloy LLP
         Matthew S. Barr                             Milbank, Tweed, Hadley & McCloy LLP
         Claude Gonthier                             Liedekerke Wolters Waelbroeck Kirpatrick & Cerfontaine
         Robert Dehney                               Morris, Nichols, Arsht & Tunnell
         Daniel H. Golden                            Akin, Gump, Strauss, Hauer & Feld, LLP
         Bruce Zirinsky                              Cadwalader, Wickersham & Taft
         Bill Lenhart                                BDO Seidman
         Frans Samyn                                 BDO Seidman

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                  UNITED STATES TRUSTEE OPERATING REQUIREMENTS
                 FOR THE PERIOD OF JANUARY 1 - JANUARY 31, 2001


                  DEBTOR NAME:              Dictaphone Corporation
                  CASE NUMBER:              Case No. 00-4397 (JHW)


                  As Chief Financial Officer - Lernout & Hauspie Speech Products N.V., a corporation organized under the laws of the State of Delaware as the debtor and debtor in possession in the above-referenced Chapter 11 case (the "Debtor"), I hereby affirm that:

                  1. I have reviewed the following statements (the "Statements") attached hereto, consisting of a:

                           -        Balance Sheet

                           -        Statement of Operations

                           -        Statement of Cash Flows

                           -        Summary of Bank Accounts

                           -        Statement of Payments to Insiders

                  2. The Statements have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the Debtor's financial activity for the applicable period.

                  3. The insurance described in Section 3 of the Operating Guidelines and Reporting Requirements for Chapter 11 Cases (the "Operating Guidelines") remains in force.

                  4. All postpetition taxes, as described in Section 4 of the Operating Guidelines, are current and have been paid in the ordinary course of business.

                  5. No professional fees have been paid in connection with applications submitted to the court or in the ordinary course.

                  The attached Statements were prepared by Dictaphone Corporation under my direction and supervision. Dictaphone Corporation verifies that, to the best of its knowledge, the information set forth in the Statements is true and correct. Please be advised that the attached Statements may be subject to certain closing adjustments as well as other modifications. If any of the attached figures are restated or modified, an amended operating report will be filed with the U.S. Trustee.


Dated: May 10, 2001                 /s/ Tim Ledwick
                                    ------------------------------
                                    Tim Ledwick
                                    Chief Financial Officer
                                    Lernout & Hauspie Speech Products N.V.

DICTAPHONE CORPORATION
CASE NO. 00-4397 (JHW)
MONTHLY OPERATING REPORT



                             DICTAPHONE CORPORATION
                             (Debtor in Possession)
                                  BALANCE SHEET
                             AS OF JANUARY 31, 2001
                                   (Unaudited)

                                                                                                     ($000s)
                                                                                                   ----------
ASSETS
Current  Assets:
            Cash  &  Cash  Equivalents                                                             $   8,022
            Unused cash borrowed under GECC DIP Facility (NOTE 6)                                      1,470
            Accounts  Receivable, net - Trade (NOTE 9)                                                57,027
            Inventories                                                                                7,909
            Prepaids and Other Current Assets                                                          4,476
            Assets held for disposal (NOTE 7)                                                         42,751
                                                                                                   ----------
Total  Current  Assets                                                                               121,655
                                                                                                   ----------

Property, Plant and Equipment                                                     $ 60,192
   Less: Accumulated Depreciation                                                  (31,065)
                                                                                  ---------
Property, Plant and Equipment, net                                                                    29,127
Investment in Affiliated Companies (equity) (NOTE 5)                                                  35,159
Accounts Receivable - Intercompany                                                                    14,462
Deferred Financing Fees                                                                                  423
Goodwill,  net (NOTE 5)                                                                              525,507
Other  Intangibles,  net                                                                             234,320
                                                                                                   ----------
TOTAL ASSETS                                                                                       $ 960,653
                                                                                                   ==========

LIABILITIES
Current  Liabilities:
            Accounts  Payable  - Trade                                                             $   2,244
            Accounts  Payable  - Intercompany                                                          2,535
            Accrued  Liabilities                                                                      10,512
            Advance  Billings  (NOTE 8)                                                               57,030
                                                                                                   ----------
Total  Current  Liabilities                                                                           72,321
                                                                                                   ----------

Liabilities Subject to Compromise under Chapter 11 (NOTE 10)                                         416,083

Borrowing on behalf of L&H Group under GECC DIP Facility: (NOTE 6)                $ 10,585
   Less:    Amount due from Lernout & Hauspie Speech Products N.V.                  (4,071)
            Amount due from L&H Holdings USA, Inc.                                  (4,459)            2,055
                                                                                   --------        ----------
TOTAL LIABILITIES                                                                                    490,459
                                                                                                   ----------

STOCKHOLDER'S EQUITY
            Common  Stock                                                                                  1
            Capital  in  Excess  of  Par  Value                                                      593,444
            Accumulated  Deficit (NOTE 3)                                                           (123,251)
                                                                                                   ----------
TOTAL STOCKHOLDER'S EQUITY                                                                           470,194
                                                                                                   ----------

TOTAL LIABILITIES AND  STOCKHOLDER'S  EQUITY                                                       $ 960,653
                                                                                                   ==========

DICTAPHONE CORPORATION
CASE NO. 00-4397 (JHW)
MONTHLY OPERATING REPORT

                             DICTAPHONE CORPORATION
                             (Debtor in Possession)
                             STATEMENT OF OPERATIONS
                      FOR THE MONTH ENDED JANUARY 31, 2001
                                   (Unaudited)

                                                                   ($000s)
                                                                  ---------

REVENUE
         Product and Service Sales                                $ 19,156
         Intercompany Sales                                            546
                                                                  ---------
TOTAL  REVENUE                                                      19,702
                                                                  ---------

COST OF SALES
         Cost of Sales                                               9,067
         Intercompany Cost of Sales                                    436
                                                                  ---------
TOTAL COST OF SALES                                                  9,503
                                                                  ---------

GROSS PROFIT                                                        10,199
                                                                  ---------

OTHER EXPENSES
         Selling, General & Administrative                           6,376
         Research & Development                                      1,173
         Interest and Fees on GECC DIP Facility                        155
         Depreciation & Amortization                                 8,546
         Other                                                         442
                                                                  ---------
TOTAL OTHER EXPENSES                                                16,692

                                                                  ---------
NET LOSS                                                          $ (6,493)
                                                                  =========

DICTAPHONE CORPORATION
CASE NO. 00-4397 (JHW)
MONTHLY OPERATING REPORT

                             DICTAPHONE CORPORATION
                             (Debtor in Possession)
                             STATEMENT OF CASH FLOWS
                      FOR THE MONTH ENDED JANUARY 31, 2001
                                   (Unaudited)

                                                                                             ($000S)
                                                                                            ---------
OPERATING ACTIVITIES
Net Loss                                                                                    $ (6,493)
        Adjustments to reconcile net loss to
           net cash used in operating activities:
           Depreciation & Amortization                                                         8,546

        Changes in Assets & Liabilities:
           Accounts Receivable                                                                (1,436)
           Inventories                                                                           928
           Other Current Assets                                                               (2,407)
           Accounts Payable & Accrued Liabilities                                              2,211
           Advance Billings                                                                   (1,814)
           Intercompany Payables/Receivables                                                     143
           Other Assets & Liabilities                                                           (397)
                                                                                            ---------

NET CASH USED IN OPERATING ACTIVITIES                                                           (719)
                                                                                            ---------

INVESTING ACTIVITIES
           Net Investment in Fixed Assets                                                          2

                                                                                            ---------
NET CASH PROVIDED BY INVESTING ACTIVITIES                                                          2
                                                                                            ---------

FINANCING ACTIVITIES
           Borrowing on behalf of L&H Group under GECC DIP Facility, Net                      (6,338)

                                                                                            ---------
NET CASH PROVIDED BY FINANCING ACTIVITIES                                                     (6,338)

                                                                                            ---------
INCREASE/(DECREASE) IN CASH DURING THE PERIOD                                               $ (7,055)
                                                                                            =========

Cash, beginning of period (NOTE 4)                                                          $ 16,547
Cash, end of period                                                                         $  9,492

CASE NO. 00-4397 (JHW)


                             DICTAPHONE CORPORATION
                        NOTES TO MONTHLY OPERATING REPORT


1. THE MONTHLY OPERATING REPORT ("MOR") OF DICTAPHONE CORPORATION ("DICTAPHONE"), INCLUDES ONLY THE ASSETS, LIABILITIES AND OPERATIONS OF DICTAPHONE AND EXCLUDES ANY OF ITS SUBSIDIARIES. ASSETS AND LIABILITIES ARE STATED AT THEIR HISTORICAL COST; THUS, SUCH AMOUNTS DO NOT REFLECT THEIR FAIR MARKET VALUE.

2. The financial information is unaudited and is subject to further review and potential adjustment. Dictaphone has not yet determined the amount, if any, of royalties due to Lernout & Hauspie Speech Products N.V. ("L&H NV"), L&H Holdings USA, Inc. ("Holdings") or any of their subsidiaries. In addition, Dictaphone has not yet completed its review of cash disbursements to determine the portion of any such disbursements, including the allocation of interest and fees on the GE Capital Corporation ("GECC") DIP Facility, that should be allocated to L&H NV, Holdings or any of their subsidiaries. As Dictaphone closes its books and evaluates the net realizable value of its assets, including receivables, other adjustments may be required.

3. Subsequent to the filing of the December 2000 MOR, Dictaphone identified certain adjustments relating to Dictaphone 2000 or prior. Such adjustments have now been made to prior periods, the net effect of which is to increase the operating loss for the year ended December 31, 2000 by approximately $2,855,000. An amended MOR for December 2000 will be filed with the court at a later date after all adjustments are identified and finalized.

4. Cash, beginning of period (December 31, 2000) as reflected in the December MOR should have been reduced by outstanding checks totaling $1,596,000, which Dictaphone included in Current Liabilities. The January MOR now reflects outstanding checks as a reduction of the cash balance. Additionally, the balance in a London bank account at December 31, 2000 was revised downwards by $243,000 to account for December's activity in this account, which was not readily available at the time of the filing of the December MOR.

5. The Investment in Affiliated Companies and Goodwill have been adjusted by $18,168,000 as of December 31, 2000 to reflect the final allocation of the L&H NV purchase price associated with the net assets of Dictaphone's subsidiaries. Goodwill amortization was also adjusted for the year ended December 31, 2000.

6. Each of Dictaphone, L&H NV and Holdings are jointly and severally liable for amounts due to GECC under the GECC DIP Facility. Therefore, any of these entities could be called upon to pay the full amount outstanding under such facility, and any of them was able to use the funds borrowed from GECC. However, for ease of reference, this report reflects the $10.0 million borrowed from the GECC DIP Facility (plus fees of $585,000 that were added to the principal borrowed) as a liability of

CASE NO. 00-4397 (JHW)


     Dictaphone, reduced by any use made of a portion of this amount by L&H NV and Holdings. Dictaphone will allocate all interest and fees under the DIP only to those entities that have used the proceeds of the DIP in accordance with the related Bankruptcy Court Order. Such allocations have not yet been made.

7. Assets held for disposal represents the net book value of assets related to Dictaphone's manufacturing operations in Melbourne, Florida. This line item was revised upwards by $6,379,000 as Melbourne's pre-petition accounts payable were reclassified to the Liabilities Subject to Compromise line item.

8. Maintenance contracts (support services) are billed in advance; the related revenue is included in advance billings and amortized ratably into income as earned.

9. Net accounts receivable includes a $6,710,000 increase in maintenance contract reserves. The increase in reserves is in response to the company's practice of maintenance billing one year in advance, and the resulting increase in service contract cancellations that have occurred since the company entered Chapter 11.

10.  Liabilities subject to compromise under Chapter 11 include the following:

                                                    $000s
                                                  --------
                     Accounts Payable             $ 13,225
                     Accrued Liabilities            16,741
                     Subordinated Debentures       142,416
                     Revolver                       12,200
                     Accrued Interest                6,156
                     Intercompany Debt             212,825
                     Other                          12,520
                                                  --------
                     TOTAL                        $416,083
                                                  ========

     Dictaphone is also contingently liable on a guarantee for the benefit of certain banks in the maximum amount of $208 million. For any payments that might be made under this guarantee, the Intercompany Long-Term Debt due to L&H N.V. will be reduced dollar for dollar.

     Intercompany Long-Term Debt was adjusted downward to reflect L&H NV's agreement with Dictaphone in September 2000, to convert $54 million of such debt to Capital in Excess of Par Value. This adjustment was not reflected in the December 2000 MOR. Dictaphone is in the process of reviewing all intercompany transactions to determine appropriateness, accuracy, and proper classification of such charges.

DICTAPHONE CORPORATION
CASE NO. 00-4397 (JHW)
SUMMARY OF BANK ACCOUNTS
AS OF JANUARY 31, 2001
(in US $)

                                                                                                       ($000s)
BANK NAME                               ACCOUNT #     DESCRIPTION                                    BOOK BALANCE
---------                               ---------     -----------                                    ------------
National City                              70975505   Lock Box for U.S. customers' checks              $  1,248

Fleet Concentration                       0062-1496   Main "Hub" for cash activity. Treasury              9,163
                                                      uses this account for various activities
                                                      such as wire transfers, interest payment,
                                                      payroll, and other accounts payable
                                                      activities. Checks mailed to Dictaphone are
                                                      deposited in this account. The unused cash
                                                      borrowed under the GECC DIP Facility are
                                                      included in this account.

Various Petty Cash Accounts                                                                                 24
Fleet Disbursing                          0062-1496   Account payable distribution for                      --
                                                      Melbourne Service Distribution

                                          0062-4143   Account payable distribution for                  (1,495)
                                                      Melbourne Service Distribution

                                          0069-3854   Account payable distribution for                      --
                                                      Melbourne Service Distribution

                                         00-69-4858   Account payable distribution for                      --
                                                      Melbourne Service Distribution

Fleet Flexible Spending                9417-546-739   Holding account for a specific medical                --
                                                      plan. Little movement in this account.

United Health                                         Holding account for a specific medical                31
                                                      insurance benefits.

DB London Int'l Dealer Concentration     298494-001   Agent for international payments. The                127
                                                      agent is in charge of the billing and
                                                      collecting.

DB London Sterling Disbursing            298494-002   Account used for foreign payments that               112
                                                      require the British Pound

DB London Dollar Disbursing              298494-003   Account used for foreign payments that                58
                                                      require the U.S. dollar

Chase Dental Claims (Dormant)            022-429948   Account used for dental claims                        --

Chase Concentration                   910-1-01-2053   Holding account before the money is                  340
                                                      released to Chase Payroll or Chase Dental
                                                      Claims.

Chase Payroll                           601-2-25774   Account used to disburse payroll checks             (182)
                                                      for employees that are not Bank of
                                                      America customers

Bankers Trust Letter/Credit Payments     00-320-127   Holding account for Trade letter of                   --
                                                      credit

Bankers Trust Letter/Credit Payments     08-483-668   Holding account for Standby letter of                 --
                                                      credit

Bankers Trust Corporation                00-320-151   Main holding account for various accounts             66

Bankers Trust Overnight Sweep            00-621-579   Sweep account                                         --
                                                                                                      --------
                               TOTAL                                                                  $  9,492
                                                                                                      ========

DICTAPHONE CORPORATION
CASE NO. 00-4397 (JHW)
SUMMARY OF PAYMENTS TO INSIDERS
FOR THE MONTH ENDED JANUARY 31, 2001
(in US $)

Name                                   Amount     Reason
----                                 ---------    ------
John  H.  Duerden                    $  46,423    Salary
John  H.  Duerden                       20,600    Expense Reimbursement

Joseph  D.  Skrzypczak                      --    Salary & Vacation  Pay
Joseph  D.  Skrzypczak                     334    Expense  Reimbursement

Daniel  P.  Hart                        29,373    Salary
Daniel  P.  Hart                         4,261    Expense Reimbursement

Robert  G.  Schwager                    28,896    Salary
Robert  G.  Schwager                     8,886    Expense Reimbursement

Ronald  A.  Elwell                      24,500    Salary
Ronald  A.  Elwell                       3,041    Expense Reimbursement

Joseph  J.  Delaney                     20,667    Salary
Joseph  J.  Delaney                        956    Expense Reimbursement

George  M.  Carpenter                   11,500    Salary
George  M.  Carpenter                       --    Expense Reimbursement

Stephen  J.  Walcutt                    10,000    Salary
                                     ---------

  TOTAL  PAYMENTS TO  INSIDERS       $ 209,435
                                     =========